Subsequent Event	12 Months Ended
Dec. 31, 2017
Events After Reporting Period [Abstract]
Subsequent Event
SUBSEQUENT EVENT:

In January 2018, we entered into a definitive agreement to acquire Atrenne, a U.S.-based designer and manufacturer of ruggedized electromechanical solutions, primarily for military and commercial aerospace applications. The purchase price is approximately $139 (subject to specific adjustments as set forth in the definitive agreement), which we intend to finance using a combination of cash on hand and our Revolving Facility. The transaction is expected to close in the second quarter of 2018, subject to receipt of applicable regulatory approvals and satisfaction of other customary closing conditions. There can be no assurance that this transaction will be consummated in a timely manner, or at all.